UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05308

Perritt MicroCap Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2011

Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.

MicroCap
Opportunities
Fund

Emerging
Opportunities
Fund

Semi-Annual Reports
April 30, 2011
(Unaudited)

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million. The Fund seeks to invest in microcap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value and growth stocks.

The PERRITT EMERGING OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “micro-cap” companies). The Fund seeks to invest in microcap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The micro-cap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of
Contents

Semi-Annual
Reports
April 30, 2011
(Unaudited)

Perritt Capital Management, Inc.
From the desk of Dr. G.W. Perritt	2

Perritt MicroCap Opportunities Fund
From the desk of Michael Corbett, President	4
Performance	6
Ten Largest Common Stock Holdings	7
Allocation of Portfolio Investments	7
Schedule of Investments	8
Statement of Operations	10
Financial Highlights	10
Statements of Changes in Net Assets	11
Statement of Assets and Liabilities	11
Notes to Financial Statements	12
Expense Example	16

Perritt Emerging Opportunities Fund
From the desk of Michael Corbett, President	20
Performance	22
Ten Largest Common Stock Holdings	23
Allocation of Portfolio Investments	23
Schedule of Investments	24
Statement of Operations	27
Financial Highlights	27
Statements of Changes in Net Assets	28
Statement of Assets and Liabilities	28
Notes to Financial Statements	29
Expense Example	33

Perritt Funds
Advisory Agreements	18
Directors and Officers	34
Information	36

From the Desk of Doctor Gerald W. Perritt A Tale of Four Decades

Dr. Gerald W. Perritt
Founder and Vice President
Perritt Capital Management

In Seattle, residents tell visitors, “If you don’t like the weather, just wait a while and it will change.”  The same is usually true in the financial markets.  Just when you have been conditioned to invest one way, the climate changes.  On many occasions, what you have been conditioned to do based on recent history turns out to be exactly contrary to the strategy that ultimately could produce the best returns.

Take the decade of the 1970s for example.  Hyperinflation, a falling dollar and economic stagnation wreaked havoc in the stock and bond markets.  However, those who placed the bulk of their wealth in real assets, such as real estate, gold and silver bullion, and collectibles, among others, obtained handsome rewards.  Although blue chip stock investors (measured as those who invested in stocks in the S&P 500 Index) earned about six percent per year throughout the decade, the average annual return fell 1.5 percent short of the rate of inflation.  Those who invested in real assets earned a much greater return, for example, the price of gold bullion increased more than 31 percent a year during the decade.

Now jump a decade ahead.  Interest rates plummeted, gold investors got burned when the inflation bubble burst, and the nation’s hottest real estate markets suddenly turned frigid.  On the other hand, common stock prices rocketed skyward.  In fact, after 1981, they did not experience a losing year for the remainder of the decade.  During the 1980s, the most rewarding investments were the least rewarding during the 1970s, while the most rewarding investments of the 1970s became the laggards of the 1980s.

During the decade of the 1990s, inflation continued to cool, gold bullion prices edged lower, and (except for a small loss in 1990) common stocks (both large and small) posted hefty double-digit average annual returns.  By the end of the decade, a vast majority of investors were convinced that common stocks posed little risk and that hefty returns would continue into the foreseeable future.

Of course, we know now the folly of those notions.  Two severe bear markets during the twenty-first century’s first decade reclaimed most of the wealth accumulated by common stock investors during the previous two decades.  Although small company stocks posted modest returns during the last decade, blue chip common stock investors’ portfolios declined an average of about 1.0 percent a year.  Furthermore, a 2.5 percent decade-long annual rate of inflation resulted in a 30 percent decline in blue chip stock investor’s real wealth.  Fear of continued terrorist activity and the fear of a collapse of the banking system during the first 10 years of the twenty-first century sent investors clamoring for real assets.  After two decades of decline, the prices of precious metals, such as gold, soared during the decade.

That brings us to the present.  Today, stock market investors continue to lick the wounds suffered during the previous decade.  Gold prices now reside at levels never seen before.  A falling dollar and anemic economic growth in the U.S. have sent common stock investors into foreign markets in search of heftier equity returns.  The U.S. housing market continues to suffer as waves of residential mortgage foreclosures bash the industry.

Recent historical investment returns suggest that a prudent course of action would be to invest in safe assets such as bonds and Treasury bills and couple those investments with hefty allocations to gold.  However, like decades past, we believe that investors who fall into the trap of projecting the returns of the recent past into the future could get broadsided by the next shift in investment category returns.

If you can’t rely on recent history to guide your investment decisions, what should you do?  Before I answer this question, look at the category returns in the accompanying table.  Note that despite the financial and economic turbulence experienced during the last four decades, each of the six asset categories not only produced positive returns over the entire period, all posted positive real (i.e., after-inflation) returns.  Note also that while some asset categories experienced decade-long losses, at least one asset category produced a double-digit 10-year average return.  In other words, an allocation to all asset categories would have ensured that a portion of an investor’s capital would have been invested in the decade’s best performing asset category.  In addition, it is interesting to note that small-cap stocks were never any of the decade’s best performing asset, but they were the best performing asset over the entire forty-year period.  Alternatively, Treasury bills were never a decade’s worst performing asset, but they were the worst performer during the four-decade period.  Finally, note than an equal allocation to all six asset categories would have produced a near double-digit 9.1 percent average annual rate of return during the forty-year period.

So where should you park your money today?  If you haven’t already guessed, allocating your investment capital across a multitude of asset categories may provide an opportunity for exposure to asset classes that could be performing well at any given time.  Your specific allocation to each asset category should be based on your return expectations and ability to assume investment risk.  However, when making allocations, don’t ignore any asset category no matter how unappealing it might appear at the present time.

As you formulate your strategy, remember that while the winds of economic change can blow from a number of directions, we believe that the rules of successful investing remain unbent.  Maintain a diversified portfolio, invest for the longer term, avoid the urge to trade frequently, don’t let greed steer your portfolio in the direction of today’s hottest investments, assess portfolio risk as well as potential return, maintain a level of risk no greater than you can tolerate, and rebalance your portfolio regularly.  If followed unwaveringly, we believe that these easy-to-apply rules can provide an opportunity for investment success.

Gerald W. Perritt

Dr. Perritt received a doctorate in finance and economics from the University of
Kentucky in 1974.
He has taught
courses in investments and finance at a
number of colleges and universities and has
authored several books
on investing.
Dr. Gerald W. Perritt
is the Founder and
Vice President of
Perritt Capital
Management.

Four Decades of Returns
(in percentages)

	Government	Treasury	Large Cap	Small-Cap	Gold	International	Inflation
Period	Bonds	Bills	Stocks	Stocks	Bullion	Stocks	(CPI)
1970s	5.5	6.3	5.9	11.5	31.3	8.9	7.4
1980s	12.7	8.8	17.5	15.8	13.0	22.7	5.0
1990s	8.8	4.9	18.2	15.1	(4.2)	7.3	2.9
2000s	7.7	2.8	(0.9)	6.3	14.5	1.6	2.5
All Periods	8.7	5.6	10.0	12.5	12.9	9.9	4.4

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds invest in microcap companies which tend to perform poorly during times of economic stress.  The Emerging Opportunities Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not a guarantee of future results.

Small company stocks defined as the bottom quintile of securities ranked by market capitalization from 1926-2009.  Large company stocks are represented by the S&P 500 index.  Long-term Government Bonds are constructed with data from The Wall Street Journal. To the greatest extent possible, a one-bond portfolio with a term of approximately 20 years and a reasonable coupon was used each year.   For the U.S. Treasury Bill index, data from The Wall Street Journal are used.  Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed.  Gold is measured by spot prices of Gold Bullion.  The Consumer Price Index for All Urban Consumers is used to measure inflation.  International equities are represented by the MSCI EAFE® Index.  The MSCI EAFE® Index consists of 21 developed equity markets outside of North America.  You cannot invest directly in an index.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Diversification does not assure a profit or protect against a loss in a declining market.

Perritt Capital Management, Inc.

President’s Message

Michael Corbett
President
Perritt MicroCap
Opportunities Fund

The Perritt MicroCap Opportunities Fund posted a 19.66 percent gain during the past six months ended April 30, 2011, which compares to the 23.73 percent gain for the benchmark Russell 2000 Index.  Our attribution analysis shows that the Fund lagged its benchmark largely due to stronger performance among the larger-sized companies within the Russell 2000 Index. The Russell 2000 Index’s median market capitalization is $600 million, which is nearly twice the median market capitalization of $235 million for the MicroCap Opportunities Fund.  Because the Russell 2000 Index is market-cap weighted, the stronger performance among larger companies had an even greater effect on the Index’s overall return.  We believe that the Fund’s long-term performance is impressive.  Performance results for the Perritt MicroCap Opportunities Fund, Russell 2000 Index and the Russell Microcap Index can be found on page six of this report.

During the past six months, we sold 13 names from the portfolio for various reasons.  American Service Group (AMSWA), Fronteer Gold (FRG) and Novamed (NOVA) were sold due to buyout offers.  Gulfport (GPOR), Questcor Pharmaceuticals (QCOR) and Middleby (MIDD) were sold because their market capitalizations became too large.  Gulfport was held for five years and was a modest winner for us.  Questcor was held for less than two years, and appreciated more than four-fold.  Since it was in the portfolio for nearly eight years, Middleby was certainly one of our favorite companies.  During those eight years, Middleby’s stock appreciated by more than eight-fold.  Vasco Data Security (VDSI), Omega Protein (OME) and Circus Logic (CRUS) were sold due to lofty valuations.  Finally, we sold Anadigics (ANAD), The Management Network Group (TMNG) and Tejon Ranch (TRC) due to poor outlook for their businesses.

We also took some profits on several holdings and reinvested them in more attractively priced stock within the portfolio.  The net result of these changes was to lower the overall portfolio’s price-earnings ratio.  While the Fund has appreciated by more than 19 percent during the past six months, the overall price-earnings ratio of the portfolio has actually declined modestly.  We don’t expect the Fund’s turnover ratio to increase significantly in the near future, but the portfolio has been and will continue to be rotated into more attractively priced securities.  For example, we sold Vasco Data Security, a company trading at nearly 40X earnings, and purchased two companies, Global Cash Access (GCA) and Intersections (INTX), which are both trading close to 10X earnings.

As of April 30, 2011, the Fund’s portfolio contained the common stocks of 135 companies, 18 of which were added during the past six months.  The Fund’s 10 largest holdings, including a brief description of these holdings, can be found on page seven of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at approximately 17 times 2011 earnings and slightly less than 15 times 2012 earnings estimate.  Stocks in the portfolio are priced at 0.9 times average revenue and the median market capitalization is approximately $235 million.  Finally, the average stock in the Fund is trading at slightly more than 1.4 times book value.

We are also very pleased to report that the Fund’s expense ratio is on pace to be the lowest in the Fund’s history.  For the first six months of fiscal 2011, the Fund’s expense ratio declined to 1.21 percent, which is down from the 2010 fiscal year expense ratio of 1.27 percent.   The decline in expense ratio is partly attributable to the increased assets under management and the lower fees we negotiated with vendors a few years ago.  The Fund’s directors and the management team of Perritt Capital Management are committed to keeping the Fund’s expense ratio below the industry average.

As can be seen on page 10 of this report, the Fund has not paid out a capital gain or dividend distribution during the past two fiscal years.  While the Fund will not be paying out any dividend distribution in fiscal 2011, we have currently used all of the Fund’s tax-loss carry forwards, and expect a modest capital gain distribution in December 2011.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  We remain dedicated to investing in quality micro-cap companies at attractive valuations.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittmutualfunds.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett
President

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds invest in microcap companies which tend to perform poorly during times of economic stress.  The Emerging Opportunities Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market.

Price-to-Earnings:  Current share price divided by trailing twelve-month earnings.

Book value is the value at which an asset is carried on a balance sheet.

Michael Corbett
joined the firm in
1990 as a research
analyst.
He was appointed
co-manager of the
MicroCap Opportunities Fund in 1996 and President of the Fund in 1999.
A graduate of
DePaul University,
Mr. Corbett has been President of the
Emerging Opportunities Fund since its inception. He
is responsible for the daily operations of
both funds and
assumed the lead
portfolio management duties of both the MicroCap and Emerging
Opportunities Funds
in October 2010.

Perritt MicroCap Opportunities Fund

Performance (Unaudited)	April 30, 2011

Perritt MicroCap
Opportunities Fund
versus
Russell 2000® Index*

Perritt MicroCap Opportunities Fund Russell 2000® Index

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of the small-cap segment of the U.S. equity market, and the Russell Microcap® Index, which measures the stock performance of the micro-cap segment of the U.S. equity market. The Russell Microcap® Index had an inception date of June 30, 2000.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns**
Periods ended April 30, 2011 (Unaudited)
	Past 6 Months	Past 1 Year	Past 5 Years	Past 10 Years	Past 15 Years	Past 20 Years
Perritt MicroCap Opportunities Fund	19.66%	18.59%	13.16%	218.50%	361.68%	717.44%
Russell 2000® Index	23.73%	22.20%	21.04%	103.07%	202.02%	569.94%
(reflects no deduction for fees and expenses)
Russell Microcap® Index	22.56%	17.26%	1.34%	105.77%	N/A	N/A
(reflects no deduction for fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2011 (Unaudited)
		Past 1 Year	Past 5 Years	Past 10 Years	Past 15 Years	Past 20 Years
Perritt MicroCap Opportunities Fund		18.59%	2.50%	12.28%	10.73%	11.07%
Russell 2000® Index		22.20%	3.89%	7.34%	7.65%	9.98%
(reflects no deduction for fees and expenses)
Russell Microcap® Index		17.26%	0.27%	7.48%	N/A	N/A
(reflects no deduction for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  The graph does not imply any future performance.

**	The graph and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Ten Largest Common Stock Holdings (Unaudited)

Five Star Quality Care, Inc. (FVE) operates senior living communities, including independent living or congregate care communities, assisted living communities, and skilled nursing facilities in the United States. The company provides independent living, assisted living, nursing and healthcare, physical therapy, occupational therapy, speech language pathology, onsite pharmacy, radiology, laboratory, telemetry, hemodialysis, and orthotics/prosthetics services.

GP Strategies Corporation (GPX) provides customized training solutions focused on performance improvement initiatives, as well as consulting, engineering, and technical services in the United States, the United Kingdom, and internationally.

Virtusa Corporation (VRTU) provides information technology (IT) services to clients across North America, Europe, the Middle East, and Asia including IT consulting, technology implementation, and application outsourcing for the communications and technology, banking, financial services, insurance, media, and information industries.

Newpark Resources, Inc. (NR) provides fluids management, environmental, and oilfield services to the oil and gas exploration and production industry. The company provides drilling fluids sales and engineering services, as well as onsite drilling fluids processing services. It also provides prefabricated interlocking mat systems for constructing drilling and work sites; onsite and offsite environmental services, including site assessment, pit design, construction, and drilling waste management; regulatory compliance services; and temporary work site services to the pipeline, electrical utility, and highway construction industries.

ClickSoftware Technologies Ltd. (CKSW) provides workforce and service management software products and solutions. It serves organizations in the utilities and energy, telecommunications, retail, insurance, high-technology, computer and office equipment, industrial equipment, medical equipment, building automation, public security, and home services sectors.

Transcend Services, Inc. (TRCR) provides medical transcription services to the healthcare industry in the United States. It converts physicians’ voice recordings into electronic medical record documents using its proprietary BeyondTXT workflow platform that provides workflow management and production control.

Mitcham Industries, Inc. (MIND) through its subsidiaries, engages in the lease, sale, and service of seismic equipment to the oil and gas industry worldwide. It also sells new and used seismic equipment, and is involved in the design, manufacture, and sale of marine seismic equipment.

TGC Industries, Inc. (TGE) provides geophysical services for clients in the oil and gas industry in the continental United States and Canada. The company conducts 3-D surveys and offers seismic data acquisition services primarily to domestic onshore oil and natural gas exploration and development companies for use in the onshore drilling and production of oil and natural gas.

Ascent Media Corporation (ASCMA) through its subsidiary, Monitronics International, Inc., primarily engages in providing security alarm monitoring services in the United States. The company provides a range of residential security services, including hands-free two-way interactive voice communication with the monitoring center, cellular options, and an interactive service option, which allows the customer to control their security system remotely using a computer or smart phone.

Sanders Morris Harris Group, Inc. (SMHG) through its subsidiaries, provides wealth management and institutional services principally to individuals, corporations, and financial institutions.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2011

Perritt MicroCap Opportunities Fund

Schedule of Investments	April 30, 2011 (Unaudited)

Shares	COMMON STOCKS – 91.11%	Value
Aerospace & Defense – 1.44%
252,800	CPI Aerostructures, Inc. (a)	$3,516,448
140,000	Ducommun, Inc.	3,185,000
		6,701,448
Auto Parts & Equipment – 1.07%
381,648	Midas, Inc. (a)	2,774,581
427,281	SORL Auto Parts, Inc. (a)	2,200,497
		4,975,078
Building Materials – 0.79%
245,500	Insteel Industries, Inc.	3,665,315

Business Services – 7.92%
261,000	Barrett Business Services, Inc.	4,207,320
40,000	Exponent, Inc. (a)	1,716,400
489,600	GP Strategies Corp. (a)	6,408,864
810,000	Innodata Isogen, Inc. (a)	2,097,900
600,000	PRGX Global, Inc. (a)	4,704,000
402,230	RCM Technologies, Inc. (a)	2,272,599
196,000	Rentrak Corporation (a)	4,496,240
230,000	The Dolan Media Co. (a)	2,707,100
400,000	Tier Technologies, Inc. (a)	2,236,000
325,521	Virtusa Corp. (a)	6,074,222
		36,920,645
Chemical & Related Products – 3.08%
590,000	Aceto Corporation	4,725,900
225,000	KMG Chemicals, Inc.	4,632,750
364,707	Omnova Solutions, Inc. (a)	3,100,010
340,584	Penford Corp. (a)	1,910,676
		14,369,336
Computers & Electronics – 2.63%
252,400	Astro-Med, Inc.	1,966,196
296,044	Cyberoptics Corp. (a)	2,945,638
580,000	PC-Tel, Inc. (a)	4,234,000
209,350	Rimage Corporation	3,131,876
		12,277,710
Construction & Engineering – 3.30%
327,700	Comfort Systems USA, Inc.	4,001,217
395,000	Furmanite Corp. (a)	3,310,100
655,600	Hill International, Inc. (a)	3,323,892
240,000	MFRI, Inc. (a)	2,484,000
150,981	Sterling Construction Company, Inc. (a)	2,263,205
		15,382,414
Consumer Products – Manufacturing – 5.27%
255,308	Flexsteel Industries	3,648,351
500,000	Furniture Brands International, Inc. (a)	2,420,000
700,000	Heelys, Inc.
	(Acquired 5/5/10, Cost $1,603,000) (a)(b)	1,533,000
616,281	Kimball International, Inc.	4,609,782
98,300	Motorcar Parts of America, Inc. (a)	1,368,336
256,403	Orchids Paper Products Co.	3,002,479
155,742	Steinway Musical Instruments, Inc. (a)	3,893,550
148,250	Universal Electronics, Inc. (a)	4,105,043
		24,580,541
Consumer Services – 2.78%
150,000	CPI Corp.	2,695,500
290,000	Intersections, Inc.	4,364,500
595,900	Noah Education Holdings Ltd. – ADR(a)	1,436,119
550,000	Stewart Enterprises, Inc. – Class A	4,460,500
		12,956,619
Electronic Equipment & Instruments – 1.00%
200,000	Methode Electronics, Inc.	2,472,000
353,000	NAM TAI Electronics, Inc.	2,167,420
		4,639,420
Energy & Related Services – 9.71%
550,000	Cal Dive International, Inc. (a)	4,323,000
425,500	CE Franklin Ltd. (a)	4,165,645
342,911	Matrix Service Co. (a)	4,958,493
110,000	Michael Baker Corp. (a)	2,710,400
354,545	Mitcham Industries, Inc. (a)	5,665,629
650,000	Newpark Resources, Inc. (a)	5,869,500
173,299	PHI, Inc. (a)	3,878,432
305,000	Sino Clean Energy, Inc. (a)	878,400
656,565	TGC Industries, Inc. (a)	5,403,530
250,000	Union Drilling, Inc. (a)	3,390,000
653,100	Uranium Energy Corp. (a)	2,272,788
1,080,000	Ur-Energy, Inc. (a)	1,738,800
		45,254,617
Environmental Services – 0.60%
2,000,000	Perma-Fix Environmental Services (a)	2,780,000
Financial Services – 6.26%
244,600	B of I Holding, Inc. (a)	4,109,280
1,000,000	Global Cash Access Holdings, Inc. (a)	3,300,000
325,000	Imperial Holdings, Inc. (a)	3,230,500
257,525	Nicholas Financial, Inc. (a)	3,244,815
586,652	Sanders Morris Harris Group, Inc.	5,062,807
465,000	SWS Group, Inc.	2,836,500
511,982	U.S. Global Investors, Inc. – Class A	5,043,023
44,500	Virtus Investment Partners, Inc. (a)	2,350,045
		29,176,970
Food – 2.11%
100,000	Cal-Maine Foods, Inc.	2,889,000
316,600	John B. Sanfilippo & Son, Inc. (a)	3,482,600
536,800	Landec Corp. (a)	3,478,464
		9,850,064
Health Care Providers & Services – 0.20%
175,000	Continucare Corp. (a)	938,000
Insurance – 0.57%
260,960	SeaBright Holdings, Inc.	2,667,011
Leisure – 1.79%
110,000	Ascent Media Corp. (a)	5,283,300
1,020,000	Century Casinos, Inc. (a)	3,070,200
		8,353,500
Medical Supplies & Services – 7.75%
410,000	Albany Molecular Research, Inc. (a)	2,004,900
300,000	Allied Healthcare Products (a)	1,302,000
850,000	BioScrip, Inc. (a)	3,918,500
400,000	Cornerstone Therapeutics, Inc. (a)	2,796,000
800,000	Five Star Quality Care, Inc. (a)	6,704,000
2,064,000	Hooper Holmes, Inc. (a)	1,651,200
325,000	Integramed America, Inc. (a)	3,282,500
275,000	Medical Action Industries, Inc. (a)	2,392,500

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	April 30, 2011 (Unaudited)

Shares		Value
Medical Supplies & Services (Continued)
125,497	Psychemedics Corp.	$1,361,642
125,900	The Ensign Group, Inc.	3,482,394
235,000	Transcend Services, Inc. (a)	5,670,550
200,000	Vivus, Inc. (a)	1,556,000
		36,122,186
Military Equipment – 0.61%
637,300	Force Protection, Inc. (a)	2,861,477
Minerals & Resources – 0.45%
400,000	Exeter Resource Corp. (a)	2,108,000
Oil & Gas – 4.12%
420,000	GMX Resources, Inc. (a)	2,469,600
265,500	Hallador Energy Co.	2,978,910
595,553	Magnum Hunter Resources Corp. (a)	4,859,713
291,380	Star Gas Partners LP	1,733,711
400,000	U.S. Energy Corp. Wyoming (a)	2,288,000
700,000	Vaalco Energy, Inc. (a)	4,879,000
		19,208,934
Retail – 2.60%
663,300	A.C. Moore Arts & Crafts, Inc. (a)	1,804,176
471,055	PC Mall, Inc. (a)	4,602,207
106,523	Rush Enterprises, Inc. (a)	1,970,676
92,000	Systemax, Inc. (a)	1,191,400
506,500	Tuesday Morning Corp. (a)	2,532,500
		12,100,959
Semiconductor Related Products – 2.49%
125,000	Amtech Systems, Inc. (a)	2,860,000
665,029	FSI International, Inc. (a)	3,059,133
325,000	Integrated Silicon Solution, Inc. (a)	3,139,500
223,650	Rudolph Technologies, Inc. (a)	2,529,482
		11,588,115
Software – 4.14%
617,000	American Software, Inc. – Class A	4,800,260
585,160	Clicksoftware Technologies Ltd. (a)	5,705,310
1,880,000	iPass, Inc.	2,613,200
659,000	ModusLink Global Solutions, Inc.	3,453,160
350,000	Smith Micro Software, Inc. (a)	2,702,000
		19,273,930
Specialty Manufacturing – 6.43%
100,500	AEP Industries, Inc. (a)	3,048,165
165,000	AM Castle & Co. (a)	3,115,200
225,000	China Gerui Advanced Materials Group Ltd.
	(Acquired 6/1/10, Cost $1,282,500) (a)(b)	1,091,250
338,900	China Gerui Advanced
	Materials Group Ltd. (a)	1,643,665
161,023	Courier Corp.	2,206,015
152,600	Douglas Dynamics, Inc.	2,363,774
910,000	Flanders Corp. (a)	3,321,500
35,188	Global Power Equipment Group, Inc. (a)	994,765
95,000	L.B. Foster Co.	4,043,200
184,324	LMI Aerospace, Inc. (a)	3,695,696
129,775	Northern Technologies
	International Corp. (a)	2,014,108
100,000	Northwest Pipe Co. (a)	2,406,000
		29,943,338
Telecommunications – 7.50%
1,000,000	Alvarion Ltd. (a)	1,730,000
225,000	City Telecom HK Ltd. – ADR	3,381,750
500,000	Cogo Group, Inc. (a)	4,105,000
350,000	DragonWave, Inc. (a)	2,912,000
675,000	Gilat Satellite Networks Ltd. (a)	3,226,500
350,000	Globecomm Systems, Inc. (a)	5,012,000
336,415	Harmonic, Inc. (a)	2,785,516
250,000	Oplink Communications, Inc. (a)	4,950,000
350,000	RADVision Ltd. (a)	3,185,000
342,000	Seachange International, Inc. (a)	3,662,820
		34,950,586
Transportation – 4.50%
593,000	Grupo TMM S.A. – ADR(a)	1,304,600
120,000	Hornbeck Offshore Services, Inc. (a)	3,507,600
600,000	Republic Airways Holdings, Inc. (a)	3,237,000
200,000	Scorpio Tankers, Inc. (a)	2,354,000
1,350,000	Star Bulk Carriers Corp.	3,172,500
430,100	StealthGas, Inc. (a)	2,571,998
190,032	USA Truck, Inc. (a)	2,365,898
156,300	Vitran Corporation, Inc. (a)	2,436,717
		20,950,313
	TOTAL COMMON STOCKS
	(Cost $371,506,924)	$424,596,526

	REAL ESTATE INVESTMENT
	TRUSTS – 1.30%
390,000	Monmouth Real Estate
	Investment Corp. – Class A	$3,260,400
200,000	Whitestone Real Estate Investment Trust (c)	2,780,000
	TOTAL REAL ESTATE
	INVESTMENT TRUSTS
	(Cost $5,010,561)	$6,040,400

	MONEY MARKET FUNDS – 6.76%
8,354,338	Alpine Municipal Money Market Fund,
	0.210%	$8,354,338
23,150,000	Fidelity Institutional Money Market
	Funds – Prime Money Market Portfolio
	0.130%	23,150,000
	TOTAL MONEY MARKET FUNDS
	(Cost $31,504,338)	$31,504,338
	Total Investments
	(Cost $408,021,823) – 99.17%	$462,141,264
	Other Assets in Excess
	of Liabilities – 0.83%	3,857,877
	TOTAL NET ASSETS – 100.00%	$465,999,141

Percentages are stated as a percent of net assets.
ADR	American Depository Receipt.
(a)	Non-income producing security.
(b)
Resale of these securities is restricted under the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. See Note 6 of the Notes to Financial Statements.

(c)	Affiliated issuer. See Note 10 of the Notes to Financial Statements.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.
Perritt MicroCap Opportunities Fund

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)
Investment Income:
Dividend income
Unaffiliated issuers	$1,501,227
Affiliated issuers	114,000
Interest income	21,848
Total investment income	1,637,075
Expenses:
Investment advisory fee	2,159,582
Shareholder servicing	192,624
Administration fee	81,623
Fund accounting expenses	40,354
Printing & Mailing fees	37,467
Directors’ fees and expenses	23,349
Federal & state registration fees	22,064
Legal fees	15,023
Custodian fees	11,403
Payroll expense **	9,955
Other expense	8,407
Audit fees	8,326
Total expenses	2,610,177
Net investment loss	(973,102)
Realized and Unrealized Gain on Investments:
Realized gain on investments
Unaffiliated issuers	31,376,989
Affiliated issuers	—
Change in unrealized appreciation on investments	45,387,306
Net realized and unrealized gain on investments	76,764,295
Net Increase in Net Assets Resulting from Operations	$75,791,193

**  Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights

For a Fund share outstanding throughout the period
For the Six
Months Ended
April 30, 2011	For the Years Ended October 31,
(Unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$24.52	$19.83	$15.92	$34.24	$32.32	$29.75
Income (loss) from investment operations:
Net investment income/(loss)2	(0.06)	(0.15)	(0.03)	(0.13)	(0.10)	(0.03)
Net realized and unrealized gain/(loss) on investments	4.88	4.84	3.94	(13.43)	5.06	4.05
Total from investment operations	4.82	4.69	3.91	(13.56)	4.96	4.02
Less dividends and distributions:
Distributions from net realized gains	—	—	—	(4.77)	(3.05)	(1.46)
Total dividends and distributions	—	—	(4.77)	(3.05)	(1.46)	—
Redemption fees2	—	5	—	5	—	5	0.01	0.01	0.01
Net asset value, end of period	$29.34	$24.52	$19.83	$15.92	$34.24	$32.32
Total return1	19.66	%4	23.59%	24.56%	(45.32%)	16.64%	14.04%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$465,999	$371,998	$315,865	$234,350	$569,856	$492,582
Ratio of net expenses to average net assets	1.21	%3	1.27%	1.42%	1.37%	1.27%	1.29%
Ratio of net investment loss to average net assets	(0.45	%)3	(0.67%)	(0.18%)	(0.56%)	(0.30%)	(0.11%)
Portfolio turnover rate	15.7	%4	41.5%	25.4%	26.7%	28.5%	26.1%

1  Total return reflects reinvested dividends but does not reflect the impact of taxes.
2  Net Investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
3  Annualized.
4  Not Annualized.
5  Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment loss	$(973,102)	$(2,371,036)
Net realized gain on investments	31,376,989	14,324,411
Net increase in unrealized appreciation on investments	45,387,306	62,424,077
Net increase in net assets resulting from operations	75,791,193	74,377,452
Dividends and Distributions to Shareholders:
Net investment income	—	—
Net realized gains	—	—
Total dividends and distributions	—	—
Capital Share Transactions:
Proceeds from shares issued
(2,475,544 and 3,594,806 shares, respectively)	66,982,123	80,162,882
Cost of shares redeemed
(1,766,166 and 4,357,517 shares, respectively)	(48,785,155)	(98,426,406)
Reinvestment of distributions
(0 and 0 shares, respectively)	—	—
Redemption fees	12,970	19,470
Net increase (decrease) in net assets from capital share transactions	18,209,938	(18,244,054)
Total Increase in Net Assets	94,001,131	56,133,398
Net Assets
Beginning of the Period	371,998,010	315,864,612
End of the Period (including undistributed net investment
loss of $1,207,761 and $234,659, respectively)	$465,999,141	$371,998,010

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)
Assets:
Investments at fair value (cost: $408,021,823)	$462,141,264
Dividends and interest receivable	77,065
Receivable for investments sold	6,017,675
Receivable for fund shares issued	366,836
Prepaid expenses	34,091
Total Assets	468,636,931
Liabilities:
Payable for investments purchased	1,747,860
Payable for fund shares purchased	364,884
Payable to Advisor	384,422
Payable to Directors	10,834
Payable to Chief Compliance Officer	4,964
Accrued expenses and other liabilities	124,826
Total Liabilities	2,637,790
Net Assets	$465,999,141
Net Assets Consist of:
Capital stock	$395,519,870
Accumulated net investment loss	(1,207,761)
Accumulated undistributed net realized gain on investments sold	17,567,591
Net unrealized appreciation on investments	54,119,441
Total Net Assets	$465,999,141
Capital shares issued and outstanding, $0.01 par value, 40,000,000 shares authorized	15,881,919
Net asset value price per share	$29.34

The accompanying notes to financial statements are an integral part of this statement.
Perritt MicroCap Opportunities Fund

Notes to Financial Statements

April 30, 2011 (Unaudited)

Perritt MicroCap Opportunities Fund, Inc., which consists solely of the Perritt MicroCap Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Fund’s investment advisor believes that the mean does not represent a fair value, in which case the securities are valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund’s advisor under procedures established by and under the supervision of the Board of Directors of the Fund.  The Fund’s fair value procedures allow for the use of certain methods performed by the Fund’s advisor to value those securities for which market quotations are not readily available, at a price that the Fund might reasonably expect to receive upon a sale of such securities. These methods may be based on a multiple of earnings, or a discount from market of a similarly freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on the trade date.  Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”)  requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Management determined there were no events that impacted the Fund’s financial statements.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Fund has reclassified its investment loss for the year ended October 31, 2010 by increasing accumulated net investment income by $1,871,732, decreasing accumulated net realized losses by $2,026 and decreasing capital stock by $1,869,706.

g.
As of and during the year ended October 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2006.

Notes to Financial Statements Continued

2.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Other significant observable inputs (including quoted prices for similar securities or the identical security on an active market, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$48,913,293	$—	$—	$48,913,293
Consumer Staples	9,374,079	—	—	9,374,079
Energy	67,469,637	—	—	67,469,637
Financial	28,543,981	—	—	28,543,981
Health Care	35,758,186	1,302,000	—	37,060,186
Industrials	97,327,261	—	—	97,327,261
Information Technology	102,362,340	—	—	102,362,340
Materials	28,430,288	—	—	28,430,288
Telecommunication Services	3,381,750	—	—	3,381,750
Utilities	1,733,711	—	—	1,733,711
Total Common Stocks	423,294,526	1,302,000	—	424,596,526
Fixed Income
Real Estate Investment Trusts	6,040,400	—	—	6,040,400
Total Fixed Income	6,040,400	—	—	6,040,400
Cash and Cash Equivalents	31,504,338	—	—	31,504,338
Total Investments in Securities	$460,839,264	$1,302,000	$—	$462,141,264

There were no significant transfers between Levels 1 and 2 during the six months ended April 30, 2011.

3.	Investment Advisory Agreement

The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of the agreement, the Fund pays PCM a monthly investment advisory fee at the annual rate of 1% of the daily average net assets of the Fund.  At April 30, 2011, the Fund had fees due to PCM of $384,422. For the six months ended April 30, 2011, the Fund incurred advisory fees of $2,159,582 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

Perritt MicroCap Opportunities Fund

Notes to Financial Statements Continued

4.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$69,419,726	$—	$63,790,852

5.	Federal Income Tax Matters

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$340,125,582
Gross tax unrealized appreciation	$71,132,427
Gross tax unrealized depreciation	(62,665,542)
Net tax unrealized appreciation on investment	8,466,885
Distributable ordinary income	—
Distributable long-term capital gains	—
Total distributable earnings	—
Other accumulated losses	(13,778,807)
Total accumulated losses	$(5,311,922)

The differences between book and tax basis distributable earnings are primarily related to the classification of distributions from real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”), the recognition of income from passive foreign investment companies (“PFICs”), and the deferral of losses on wash sales.

The tax composition of distributions paid during the years ended October 31, 2010 and 2009 were as follows:

	Year Ended October 31, 2010	Year Ended October 31, 2009
Ordinary Income	$—	$—
Long Term Capital Gain	—	—

As of October 31, 2010, the Fund had capital losses expiring as indicated below:

Date of Expiration	Amount
October 31, 2016	$244,940
October 31, 2017	13,533,867

6.	Restricted Securities

The Fund owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Fund has no right to require registration of unregistered securities.  At April 30, 2011, the Fund held restricted securities with an aggregate market value of $2,624,250 or 0.56% of the Fund’s net assets.

7.	Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

Notes to Financial Statements Continued

8.	Line of Credit Arrangement

The Perritt MicroCap Opportunities Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2011, under which the Fund may borrow up to the lesser of $15,000,000, 5% of the net assets of the Fund, 5% of the market value of the assets of the Fund, or 33.33% of the sum of the market value of the certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Fund borrows under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2010 to April 30, 2011, the Fund did not have any borrowings. At April 30, 2011, the Fund had no outstanding borrowings on the line of credit.

9.	Redemption Fee

The Fund charges a 2% redemption fee to those who buy and sell shares within 90 calendar days or less. The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statement of Changes in Net Assets.

10.	Transactions with Affiliates

The following issuer is affiliated with the Perritt MicroCap Opportunities Fund; that is, the Perritt MicroCap Opportunities Fund held 5% or more of the outstanding voting securities during the period from October 31, 2010 through April 30, 2011. As defined in Section (2)(a)(3) of the 1940 Act, such issuer is:

	Share Balance at			Share Balance at	Dividend	Value at
Issuer Name	October 31, 2010	Additions	Reductions	April 30, 2011	Income	April 30, 2011
Whitestone Real Estate
Investment Trust	200,000	—	—	200,000	$114,000	$2,780,000

11.	New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual disclosures for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact the update will have on its financial statement disclosures.

Perritt MicroCap Opportunities Fund

Expense Example (Unaudited)

April 30, 2011

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2010 – April 30, 2011).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under  accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/10	4/30/11	11/1/10 – 4/30/111
Actual	$1,000.00	$1,196.60	$6.59
Hypothetical (5% return before expenses)	$1,000.00	$1,018.79	$6.06

1	Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(This Page Intentionally Left Blank.)

Advisory Agreements

April 30, 2011

Approval of renewal of investment advisory agreements

On December 3, 2010 the Directors of the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund (collectively, the “Funds”) approved the renewal of the Funds’ Investment Advisory Agreements (the “Agreements”) with Perritt Capital Management, Inc. (“PCM”).  The information and factors considered in approving the Agreement, along with the related conclusions, are described below.  There was no single factor that brought about the recommendation to renew the Agreements but rather consideration of overall service, performance and costs associated with retaining PCM as advisor to the Funds.

1.	Information Received

During the year, the Directors receive a substantial amount of information and material pertinent to services rendered to the Funds by PCM as well as general information regarding the mutual fund industry.  The Funds’ specific information includes, but is not limited to, the Funds’ performance, portfolio holdings, purchases and sales, brokerage fees, expenses, redemption fees and portfolio trading practices.  This information is provided to the Directors at the regularly scheduled quarterly board meetings.  The board meeting books also contain a detailed description of mutual fund legal and industry updates.  On a weekly basis, the Directors receive reports showing inflows/outflows and the net asset value for each of the Funds.  As warranted, the Board of Directors receives articles of interest that are published by independent newsletters and mutual fund trade association web sites.  The articles relate to regulatory and compliance issues and industry trends. The Fund’s custodian, U. S. Bank, also provided the directors with a detailed report pursuant to Section 15(c) of the Investment Company Act of 1940 (the “15(c) Report”).  The report includes an in-depth analysis of the Funds’ performance, fees and expenses as compared to other funds in the Funds’ peer group, a group of similar funds as to investment classification, asset size and load types.  The Funds compared favorably to their peer group.  In addition to data from the peer group, the Funds compared favorably with the Lipper Small-Cap Core Fund Index over the longer term, as well as with the Russell 2000 Index, the MSCI U.S. MicroCap Index, and the Russell MicroCap Index.  Additional information provided to the board included a discussion of PCM’s personnel committed to investment management, administration and compliance.

2.	Nature, extent and quality of service

PCM continues to add staff, as appropriate, and purchase software enhancements.  Marketing efforts have increased with additional contact with existing shareholders and potential new sources of Fund ownership.  This effort includes, but is not limited to, quarterly updates and more frequent web site updating.  This is being accomplished through a contact management software program.  PCM also subscribes to an additional data service provided by Capital IQ.  This service provides critical information in assisting the securities analysts.  All costs of personnel, system upgrades, marketing and monitoring of third party service providers are borne by PCM.

3.	Investment Performance

The Funds have continued to operate within their stated investment philosophy and objectives and have been compliant with their investment restrictions. As noted in the 15(c) Report, the Perritt MicroCap Opportunities Fund’s performance was below the peer group median but still within range of the three month figure. The MicroCap Fund compares less favorably over the one year and three year periods but more favorably over the ten year period. The Microcap Fund’s performance is above the Lipper Category average for the 1 Month period, but trails on the Year-to-Date and 1 Year periods.  The Board of Directors noted that over the past year comparisons of performance numbers have been similar to that of the market.  It was also noted that market volatility has picked up and the markets have been flat and range bound, but within historical expectations. The directors indicated that they will monitor the performance and will be looking for improvement as the market volatility slows. The Perritt Emerging Opportunities Fund’s performance is above its Lipper Category average for the 1 Month, Year to Date and 1 Year periods.

In the portfolio managers report, it was pointed out that both the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund performances were better than most of their peers. It was noted that Funds have performed quite well against their benchmarks during market declines this year. When Morningstar’s performance figures are reviewed, the MicroCap ranks in the top 7% of its category for 10 Year performance.

The directors determined that PCM’s performance in managing the Funds would indicate that continued management of the Funds’ assets, by PCM, would be in the best interest of shareholders.

Advisory Agreements Continued

4.	Advisory fees and expenses

The Directors were provided with a comparative table of advisory fees and other expenses for the Funds as well as those of the peer group funds.  The Perritt MicroCap Opportunities Fund’s advisory fees were equal to the median fees of the peer group while total expenses were almost identical to the median fees of the peer group.  The Perritt Emerging Opportunities Fund’s advisory fees and total expenses were higher than the peer group median but lower than the highest expense percentage within the peer group.  The Directors were reminded that some expenses have been reduced through re-negotiated service contracts with U.S. Bank for transfer agent and custodial services.  As net assets have improved, so have the expense ratio numbers.  The Adviser will, however, to continue to monitor and make expense reductions where feasible and without sacrificing service levels provided to Fund shareholders.  The Board of Directors concluded that the advisory and total expense categories were fair and reasonable.

Advisory fees charged to privately managed accounts are, in some cases, lower than those charged to the Funds, but the differences are justified due to the greater amount of resources devoted to managing the Funds.

5.	Adviser costs and level of profit

In reviewing the non-advisory fee cost, the Directors determined that the Perritt MicroCap Opportunities Fund was in line with the non-advisory fees of its peer group while the non-advisory fees in the Perritt Emerging Opportunities Fund were in line with the non-advisory fees of its peer group.  Due to PCM’s staffing of an appropriate level of personnel, system enhancements and a more aggressive marketing effort, the Directors believe that the level of profit is reasonable. The expense ratios will be monitored and periodic reports will be made to the Board of Directors.  The Board of Directors determined that the level of profit to the Adviser was fair and reasonable.

6.	Additional benefits

PCM has developed a strong network of broker-dealers who are able to effectively and efficiently execute transactions for the Funds.  In addition, a number of these broker-dealers provide PCM with research and follow-up on companies that are held by the Funds.

7.	Conclusions

The Directors concluded that based on performance, nature, extent and quality of services provided and the cost of those services were fair and reasonable.  The Directors further determined that the Funds and their shareholders had received reasonable value from PCM’s services.  The Directors after considering all of the matters above unanimously approved the renewal of the Agreements between PCM and the Funds.

President’s Message By Michael Corbett, President

Michael Corbett
joined the firm in
1990 as a research
analyst.
He was appointed
co-manager of the
MicroCap Opportunities Fund in 1996 and President of the Fund in 1999.
A graduate of
DePaul University,
Mr. Corbett has been President of the
Emerging Opportunities Fund since its inception. He
is responsible for the daily operations of
both funds and
assumed the lead
portfolio management duties of both the MicroCap and Emerging
Opportunities Funds
in October 2010.

The Perritt Emerging Opportunities Fund posted a 20.45 percent return during the first six months of fiscal 2011, which compares to the 22.56 percent return for the Russell Microcap Index.  While the Fund lagged its benchmark during the past six months, the longer term performance results can be viewed on page 22.  We have included both the Russell Microcap Index and the Russell 2000 Index to compare performance of the Fund to the micro-cap and small-cap segment of the marketplace.

During the past six months, we liquidated our investment in 23 companies.  Novamed (NOVA), Spectrum Controls (SPEC), TGC Industries (TGE) and Xeta Technologies (XETA) were each bought out during the past six months. Since market capitalization grew above our threshold, we sold City Telecom (CTEL) and Magnum Hunter Resources (MHR). Six other companies were sold due to lofty valuations: 8X8(EGHT), Charles & Colvard (CTHR), LMI Aerospace (LMIA), Igo (IGOI), Motorcar Parts of America (MPAA) and Telular (WRLS).  Finally, the remaining 11 companies were sold from the portfolio because business conditions and company management did not meet our expectations.

As of April 30, 2011, the Fund’s portfolio contained the common stocks of 147 companies, 12 of which were added during the past six months.  The Fund’s ten largest holdings, including a brief description of these holdings, can be found on page 23 of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at slightly less than 17 times 2011 earnings and less than 15 times 2012 earnings.  The average stock in the portfolio is priced at 0.8 times revenue and the median market capitalization is approximately $67 million.  Finally, the average stock in the portfolio is priced at 1.2 times book value.

Our approach to investing in the bottom decile of the micro-cap universe for the Emerging Opportunities Fund remains steadfast.  We seek quality companies with market capitalizations between $10 million and $300 million.  There are a variety of ways to judge a company’s level of quality.  While we use several different instruments to judge quality, our investment team evaluates three criteria. First, we look at the quality of management and the businesses.  Second, we evaluate the potential returns on capital and equity.  Lastly, we use a strict nine factor evaluation to judge the quality of the company’s financial statements.  We believe that our judgment on a company’s financial statements helps ensure that the majority of the companies in the Fund have clean balance sheets.  As an example, the average company in the Emerging Opportunities Fund has less than 2 percent of its assets in debt.  We believe that the Fund’s median market capital of $67 million is a testament to our strategy of investing in true emerging companies.  The Fund has the lowest average market capitalization out of all 9,521 funds listed by Morningstar, as of May 25, 2011.

As can be seen on page 27, the Emerging Opportunities Fund has not paid out a capital gain or dividend distribution in each of the past two fiscal years.  Given the current level of tax-loss carry forwards, we do not expect the Fund to pay a distribution in December 2011. Depending on the trading activity during the next several months, it is possible that the Fund will have some tax-loss carry forward left for fiscal 2012.

I am pleased to report that the Fund’s expense ratio declined from 1.72 percent in fiscal 2010 to 1.58 for the first six month of fiscal 2011.  If the expense ratio remains at current levels, it would represent a record low for the Fund. The decline in expense ratio is partly attributable to the lower fees we negotiated with the Fund’s vendors as well as the increase in assets under management.  The Fund’s directors and the management team at Perritt Capital Management are committed to keep the Fund’s expense ratio at a reasonable level.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  I was one of the first three investors in the Emerging Opportunities Fund at its inception in 2004.  My initial investment remains in the Fund today and I continue to add to my investment on a regular basis.  If you have any questions or comments about this report or your investment in the Perritt Emerging Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittmutualfunds.com.  Please refer to the prospectus for information about the Fund’s investment objective and strategies.

Michael J. Corbett
President

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds invest in microcap companies which tend to perform poorly during times of economic stress.  The Emerging Opportunities Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies.

The Russell Microcap® Index measures the micro-cap segment of the U.S. equity market.

You cannot invest directly in an index.

Perritt Emerging Opportunities Fund

Performance (Unaudited)	April 30, 2011

Perritt Emerging
Opportunities Fund
versus
Russell 2000® Index
and
Russell
MicroCap® Index*

Perritt Emerging Opportunities Fund Russell 2000® Index Russell MicroCap® Index

There are several ways to evaluate a fund’s historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund’s returns to the Russell Microcap® Index, which measures the stock performance of the micro-cap segment of the U.S. equity market, and the Russell 2000® Index, which reflects a popular measure of the stock performance of the small cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Cumulative Total Returns**
Periods ended April 30, 2011 (Unaudited)
	Past 6 Months	Past 1 Year	Past 5 Years	Since Inception
Perritt Emerging Opportunities Fund	20.45%	24.60%	8.20%	61.15%
Russell 2000® Index	23.73%	22.22%	21.04%	73.27%
(reflects no deduction for fees and expenses)
Russell Microcap® Index	22.56%	17.26%	1.34%	42.96%
(reflects no deduction for fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2011 (Unaudited)
		Past 1 Year	Past 5 Years	Since Inception
Perritt Emerging Opportunities Fund		24.60%	1.59%	7.42%
Russell 2000® Index		22.20%	3.89%	8.60%
(reflects no deduction for fees and expenses)
Russell Microcap® Index		17.26%	0.27%	5.51%
(reflects no deduction for fees and expenses)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-331-8936.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 30, 2004) through April 30, 2011.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  The graph does not imply any future performance.

**	The chart and tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Ten Largest Common Stock Holdings (Unaudited)

GBS Enterprises Incorporated (GBSX) is the leading provider of IBM Lotus based solutions and services in the fields of Cloud computing, E-mail management and archiving, instant messaging, CRM banking and risk and compliance.  Customers include well-know companies from all over the world, such as Allianz, BASF, Bayer, Deutsche Bank, Depont, Honda, Michelin and Volksbank.

Virtus Investment Partners, Inc. (VRTS) provides investment management products and services to individuals and institutions in the United States. The company operates a multi-manager asset management business, comprised of various individual affiliated managers, each with its own investment style, autonomous investment process, and individual brand.

Pacific Premier Bancorp, Inc. (PPBI) operates as the holding company for Pacific Premier Bank that provides banking services to businesses, including the owners and employees of those businesses, professionals, entrepreneurs, and non-profit organizations, as well as, consumers in Southern California. As of March 31, 2010, the company operated nine depository branches located in the cities of Costa Mesa, Huntington Beach, Los Alamitos, Newport Beach, Palm Desert, Palm Springs, San Bernardino, and Seal Beach.

PHC, Inc. (PHC) provides behavioral health services through inpatient and outpatient facilities in the United States. It offers psychiatric services to individuals, who have behavioral health disorders, including alcohol and drug dependency, as well as to individuals in the gaming and transportation industries.

Addus HomeCare Corporation (ADUS) provides a range of social and medical services to individuals in the home. The company serves individuals with special needs who are at risk of hospitalization or institutionalization, such as the elderly, chronically ill, and disabled. It offers various health services that include personal care and assistance with activities of daily living, skilled nursing and rehabilitative therapies, and adult day care.

AXT, Inc. (AXTI) manufactures semiconductor substrates for wireless communications, lighting display applications, and fiber optic communications applications. The company offers semi-insulating substrates made from gallium arsenide, which are used in power amplifiers and radio frequency integrated circuits of wireless handsets; direct broadcast televisions; high-performance transistors; and satellite communications applications.

Allied Motion Technologies, Inc. (AMOT) offers brushless and brush direct current (DC) motors, drives, and control electronics, such as servo motors, frameless motors, torque motors, and high speed brushless DC motors for Commercial, Industrial, and Aerospace and Defense markets. The company also provides high resolution encoders, precision high resolution servo motors, and integrated motor/encoder assemblies for missile seeker heads, flight surface controls, tunable lasers, spectrum analyzers, programmable attenuators, and 3D scanner applications to the aerospace and defense, telecommunications, semiconductor, and scanning equipment manufacturing industries.

AdCare Health Systems, Inc. (ADK) engages in the development, ownership, and management of retirement communities, assisted living facilities, and skilled nursing facilities, as well as provides home health care services in the state of Ohio. It operates in two segments: Management and Facility-Based Care, and Home-Based Care.

Sparton Corporation (SPA) offers electronic manufacturing services worldwide. The company provides design and electronic manufacturing services, which include a range of engineering, pre-manufacturing, and post-manufacturing services on a contract basis.

A.T. Cross Company (ATX) engages in the design and marketing of personal and business accessories. The CAD segment manufactures and markets writing instruments under the Cross brand. ATX also provides various personal and business accessories, including leather goods, reading glasses, watches, desk sets, cufflinks, and stationery.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2011

Perritt Emerging Opportunities Fund

Schedule of Investments	April 30, 2011 (Unaudited)

Shares	COMMON STOCKS – 98.32%	Value
Aerospace & Defense – 1.75%
75,000	CPI Aerostructures, Inc. (a)	$1,043,250
50,000	Kratos Defense & Security Solutions, Inc. (a)	683,500
470,000	OSI Geospatial, Inc. (a)	61,100
		1,787,850
Air Transport – 0.45%
38,500	AeroCentury Corp. (a)	465,080
Auto Parts & Equipment – 0.54%
108,000	SORL Auto Parts, Inc. (a)	556,200
Biotechnology – 2.28%
210,000	BioClinica, Inc. (a)	1,106,700
209,000	IsoRay, Inc. (a)	223,630
110,906	Trinity Biotech PLC – ADR(a)	1,005,917
		2,336,247
Building Materials – 0.95%
190,000	U.S. Home Systems, Inc. (a)	978,500
Business Services – 11.47%
102,500	Datalink Corp. (a)	816,925
366,085	Fortune Industries, Inc. (a)	237,955
600,000	GBS Enterprises, Inc.
	(Acquired 2/24/11, cost $750,000) (a)(b)	2,700,000
73,381	GP Strategies Corporation (a)	960,557
250,000	Innodata Isogen, Inc. (a)	647,500
735,000	Newtek Business Services, Inc. (a)	1,065,750
170,500	Onvia, Inc. (a)	712,690
100,000	Perceptron, Inc. (a)	626,000
173,330	RCM Technologies, Inc. (a)	979,314
31,400	Rentrak Corporation (a)	720,316
206,766	SmartPros Ltd.	453,851
775,000	WidePoint Corp. (a)	829,250
1,666,667	Zolon Corp. (Acquired 1/19/11,
	cost $500,000) (a)(b)(d)	666,667
833,333	Zolon Corp. (a)(d)	333,333
		11,750,108
Chemical & Related Products – 1.96%
220,000	Flexible Solutions International, Inc. (a)	382,800
40,000	KMG Chemicals, Inc.	823,600
43,000	TOR Minerals International, Inc. (a)	795,500
		2,001,900
Computers & Electronics – 6.93%
303,500	ADDvantage Technologies Group, Inc. (a)	943,885
95,000	Astro-Med, Inc.	740,050
125,000	Concurrent Computer Corporation (a)	741,250
70,000	Cyberoptics Corp. (a)	696,500
200,000	Dot Hill Systems Corp. (a)	590,000
335,000	LRAD Corp. (a)	901,150
380,000	NAPCO Security Technologies, Inc. (a)	836,000
35,000	Rimage Corp.	523,600
148,340	Socket Mobile, Inc. (a)	317,448
64,800	Williams Controls, Inc.	808,056
		7,097,939
Construction & Engineering – 1.54%
235,000	KSW, Inc.	855,400
70,000	MFRI, Inc. (a)	724,500
		1,579,900
Consumer Products – Distributing – 0.24%
2,042,500	China 3C Group (a)	244,692
Consumer Products – Manufacturing – 4.47%
101,940	AT Cross Co. (a)	1,140,709
294,300	China Intelligent Lighting and
	Electronics, Inc. (a)(c)	147,150
333,947	Emerson Radio Corp. (a)	808,152
55,000	Flexsteel Industries	785,950
200,000	Heelys, Inc.
	(Acquired 5/5/10, cost $458,000) (a)(b)	438,000
435,000	SinoHub, Inc. (a)	739,500
203,800	Tandy Brands Accessories, Inc. (a)	513,576
		4,573,037
Consumer Services – 0.30%
126,700	Noah Education Holdings Ltd. – ADR(a)	305,347
Electronic Equipment & Instruments – 6.12%
174,000	Allied Motion Technologies, Inc. (a)	1,223,220
32,000	Espey Manufacturing & Electronics Corp.	870,400
46,900	Frequency Electronics, Inc. (a)	482,132
373,700	Iteris, Inc. (a)	515,706
42,000	LGL Group, Inc. (a)	579,600
370,000	Magnetek, Inc. (a)	784,400
72,500	Schmitt Industries, Inc. (a)	250,125
237,116	Universal Power Group, Inc. (a)	955,578
301,000	Wells-Gardner Electronics Corp. (a)	598,990
		6,260,151
Energy & Related Services – 2.36%
132,500	Acorn Energy, Inc. (a)	536,625
85,500	CE Franklin Ltd. (a)	837,045
65,000	Mitcham Industries, Inc. (a)	1,038,700
		2,412,370
Energy Equipment & Services – 0.54%
150,000	Orion Energy Systems, Inc. (a)	550,500
Environmental Services – 1.79%
450,000	Perma-Fix Environmental Services (a)	625,500
1,110,000	TurboSonic Technologies, Inc. (a)(d)	442,890
250,000	Versar, Inc. (a)	762,500
		1,830,890
Financial Services – 7.35%
55,500	B of I Holding, Inc. (a)	932,400
142,000	Bank of Commerce Holdings	616,280
106,500	Hennessy Advisors, Inc.	306,188
107,800	HopFed Bancorp, Inc.	965,888
203,023	MicroFinancial, Inc.	1,013,085
185,779	Pacific Premier Bancorp (a)	1,300,453
301,100	Riverview Bancorp, Inc. (a)	945,454
27,441	Virtus Investment Partners, Inc. (a)	1,449,159
		7,528,907
Food – 3.61%
322,000	Armanino Foods of Distinction, Inc.	286,580
133,000	G. Willi-Food International Ltd. (a)	996,170
150,000	HQ Sustainable Maritime
	Industries, Inc. (a)(c)	417,000
81,228	John B. Sanfilippo & Son, Inc. (a)	893,508
100,000	Overhill Farms, Inc. (a)	616,000
149,000	Willamette Valley Vineyards, Inc. (a)	482,760
		3,692,018
Health Care Providers & Services – 1.18%
241,500	Adcare Health Systems, Inc. (a)	1,207,500

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments Continued	April 30, 2011 (Unaudited)

Shares		Value
Leisure – 2.21%
215,000	Century Casinos, Inc. (a)	$647,150
178,666	Full House Resorts, Inc. (a)	714,664
185,500	Reading International, Inc. (a)	899,675
		2,261,489
Medical Supplies & Services – 10.91%
213,000	Addus Homecare Corp. (a)	1,275,870
1,032,500	AdvanSource Biomaterials Corporation (a)	118,737
325,000	Allied Healthcare International, Inc. (a)	848,250
109,000	Allied Healthcare Products (a)	473,060
578,000	American BIO Medica Corp. (a)	63,002
299,404	American Caresource Holdings, Inc. (a)	550,903
60,365	American Medical Alert Corporation	333,818
42,900	Birner Dental Management Services, Inc.	854,139
138,000	Carriage Services, Inc. (a)	883,200
60,000	Flamel Technologies S.A. – ADR(a)	387,000
515,292	HearUSA, Inc. (a)	164,842
799,200	Hooper Holmes, Inc. (a)	639,360
300,000	iCAD, Inc. (a)	366,000
100,000	Lakeland Industries, Inc. (a)	870,000
670,000	Ophthalmic Imaging Systems (a)	502,500
533,700	PHC, Inc. (a)	1,291,554
150,000	Synergetics USA, Inc. (a)	817,500
30,000	Transcend Services, Inc. (a)	723,900
		11,163,635
Minerals & Resources – 0.94%
1,100,000	Deer Horn Metals, Inc. (a)	186,017
236,000	Vista Gold Corp. (a)	774,080
		960,097
Motion Pictures – 0.46%
69,900	Ballantyne Strong, Inc. (a)	471,825
Oil & Gas – 3.04%
124,500	American Standard Energy Corp.
	(Acquired 2/2/11, Cost $435,750) (a)(b)	927,525
18,000	American Standard Energy Corp. (a)	134,100
300,000	Far East Energy Corp. (Acquired 12/31/04
	and 10/31/05, Cost $275,000) (a)(b)	120,000
149,479	Far East Energy Corp. (a)	59,792
1,200,000	Gasco Energy, Inc. (a)	492,000
62,000	Hallador Energy Co.	695,640
290,000	Magellan Petroleum Corp. (a)	687,300
		3,116,357
Retail – 3.50%
340,000	1-800-Flowers.com, Inc. (a)	1,139,000
300,018	AC Moore Arts & Crafts, Inc. (a)	816,049
104,745	Hastings Entertainment, Inc. (a)	525,820
112,275	PC Mall, Inc. (a)	1,096,927
		3,577,796
Semiconductor Related Products – 6.34%
45,000	Amtech Systems, Inc. (a)	1,029,600
175,000	AXT, Inc. (a)	1,223,250
125,000	FSI International, Inc. (a)	575,000
185,000	inTEST Corp. (a)	734,450
300,000	On Track Innovations Ltd. (a)	786,000
295,000	Ramtron International Corp. (a)	944,000
147,000	Sparton Corporation (a)	1,196,580
		6,488,880
Software – 4.63%
112,500	American Software, Inc. – Class A	875,250
360,000	ARI Network Services, Inc. (a)	198,000
100,000	Bsquare Corp. (a)	711,000
110,000	Clicksoftware Technologies Ltd (a)	1,072,500
130,000	Evolving Systems, Inc.	1,023,100
245,000	Navarre Corp. (a)	470,400
30,000	Versant Corp. (a)	388,200
		4,738,450
Specialty Manufacturing – 6.95%
21,500	Alamo Group, Inc.	615,115
250,000	Baldwin Technology
	Company, Inc. – Class A (a)	430,000
131,046	China Solar & Clean Energy Solutions, Inc.
	(Acquired 3/15/05, 10/31/05 and 3/5/08,
	cost $441,000) (a)(b)(c)	24,899
123,565	Core Molding Technologies, Inc. (a)	1,037,946
136,500	CTI Industries Corp.	708,435
516,190	Digital Ally, Inc. (a)	722,666
33,200	Friedman Industries	351,920
85,900	Manitex International, Inc. (a)	507,669
38,850	Nobility Homes, Inc. (a)	351,204
60,000	Northern Technologies
	International Corp. (a)	931,200
246,500	RF Monolithics, Inc. (a)	310,590
20,000	Universal Stainless & Alloy Products, Inc. (a)	725,000
166,667	Worldwide Energy &
	Manufacturing USA, Inc.
	(Acquired 1/26/10, cost $749,997) (a)(b)	308,333
46,183	Worldwide Energy &
	Manufacturing USA, Inc. (a)	85,439
		7,110,416
Telecommunications – 3.16%
350,000	Alvarion Ltd. (a)	605,500
174,900	CalAmp Corp. (a)	557,931
47,000	Globecomm Systems, Inc. (a)	673,040
325,440	Management Network Group, Inc. (a)	732,240
157,058	Micronetics, Inc. (a)	669,067
		3,237,778
Transportation – 0.33%
60,000	Freeseas, Inc. (a)	156,000
350,000	Seanergy Maritime Holdings Corp. (a)	189,000
		345,000
Waste Management – 0.02%
305,000	Pure Earth, Inc. (a)	24,400
	TOTAL COMMON STOCKS
	(Cost $93,738,455)	$100,655,259

	PREFERRED STOCKS – 0.20%
20,000	Pure Earth, Inc. Preferred Shares
	(Acquired 11/30/09, Cost $200,000)(a)(b)(c)	$200,000
	TOTAL PREFERRED STOCKS
	(Cost $200,000)	$200,000

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund

Schedule of Investments Continued	April 30, 2011 (Unaudited)

Contracts	WARRANTS – 1.88%	Value
166,667	Worldwide Energy & Manufacturing
	USA, Inc. Warrant
	(Acquired 1/26/10, Cost $0)
	Expiration: 01/26/2015,
	Exercise Price $5.65 (b)(c)	$—
52,500	SinoHub, Inc. Warrant
	(Acquired 3/21/11, Cost $0)
	Expiration: 01/18/2016,
	Exercise Price $0.60 (b)(c)	—
35,625	American Standard Energy
	Corp. Warrant A
	(Acquired 2/24/11, Cost $0)
	Expiration: 12/31/2012,
	Exercise Price $5.00 (c)	87,281
35,625	American Standard Energy Corp. Warrant B
	(Acquired 2/24/11, Cost $0)
	Expiration: 12/31/2012,
	Exercise Price $6.50 (c)	33,844
600,000	GBS Enterprises, Inc. Warrant
	(Acquired 2/24/11, Cost $0)
	Expiration: 2/22/14,
	Exercise Price $1.50 (b)(c)	1,800,000
	TOTAL WARRANTS
	(Cost $0)	$1,921,125

Principal
Amount	FIXED INCOME – 0.24%
Real Estate Investment Trust – 0.24%
$250,000	Monmouth Capital Corporation
	(Acquired 3/30/05, Cost $250,000) 8.000%, 03/30/2015 (b)(c)	$250,000
	TOTAL FIXED INCOME
	(Cost $250,000)	$250,000

Shares	SHORT TERM INVESTMENTS – 0.00%
964	Fidelity Institutional Money Market Fund 0.130%	964
	TOTAL SHORT TERM INVESTMENTS
	(Cost $964)	$964
	Total Investments
	(Cost $94,189,419) – 100.64%	$103,027,348
	Liabilities in Excess of
	Other Assets – (0.64)%	(659,020)
	TOTAL NET ASSETS – 100.00%	$102,368,328

Percentages are stated as a percent of net assets.
ADR	American Depository Receipt.
(a)	Non-income producing security.
(b)
Resale of these securities is restricted under the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. See Note 6 of the Notes to Financial Statements.

(c)
The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. These securities represent $2,960,174 or 2.89% of the Fund’s net assets.

(d)	Affiliated issuer. See Note 10 of the Notes to Financial Statements.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Operations

For the Six Months Ended April 30, 2011 (Unaudited)
Investment Income:
Dividend income
Unaffiliated issuers	$261,639
Affiliated issuers	—
Interest income	15,280
Total investment income	276,919
Expenses:
Investment advisory fee	652,511
Shareholder servicing	44,323
Directors’ fees and expenses	23,349
Fund accounting expenses	21,956
Administration fee	20,980
Federal & state registration fees	18,643
Legal fees	13,937
Printing and mailing expenses	12,851
Payroll expense**	9,955
Audit fees	8,326
Custodian fees	7,421
Other expense	3,683
Total expenses	837,935
Net investment loss	(561,016)
Realized and Unrealized Gain on Investments:
Realized gain on investments
Unaffiliated issuers	5,634,270
Affiliated issuers	—
Change in unrealized appreciation on investments	14,245,974
Net realized and unrealized gain on investments	19,880,244
Net Increase in Net Assets Resulting from Operations	$19,319,228

**  Chief Compliance Officer compensation

The accompanying notes to financial statements are an integral part of this statement.

Financial Highlights

For a Fund share outstanding throughout the period

For the Six
Months Ended
April 30, 2011	For the Years Ended October 31,
(Unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$11.10	$8.14	$6.42	$16.45	$14.35	$11.93
Income (loss) from investment operations:
Net investment loss1	(0.07)	(0.06)	(0.03)	(0.16)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	2.34	3.02	1.75	(8.28)	2.90	2.73
Total from investment operations	2.27	2.96	1.72	(8.44)	2.84	2.65
Less dividends and distributions:
Distributions from net realized gains	—	—	—	(1.59)	(0.76)	(0.24)
Total dividends and distributions	—	—	—	(1.59)	(0.76)	(0.24)
Redemption fees1	—	5	—	5	—	5	—	5	0.02	0.01
Net asset value, end of period	$13.37	$11.10	$8.14	$6.42	$16.45	$14.35
Total return2	20.45	%3	36.36%	26.79%	(56.37%)	21.13%	22.65%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$102,368	$96,532	$64,002	$40,794	$119,323	$72,822
Ratio of net expenses to average net assets	1.58	%4	1.72%	2.12%	1.87%	1.59%	1.67%
Ratio of net investment loss to average net assets	(1.06	%)4	(0.57%)	(0.07%)	(1.42%)	(0.41%)	(0.55%)
Portfolio turnover rate	14.9	%3	29.0%	19.6%	13.2%	34.4%	26.7%

1	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
2	Total return reflects reinvested dividends but does not reflect the impact of taxes.
3	Not annualized
4	Annualized.
5	Amount is less than $0.01 per share.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Emerging Opportunities Fund

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment loss	$(561,016)	$(443,082)
Net realized gain on investments	5,634,270	4,020,190
Net increase in unrealized appreciation on investments	14,245,974	20,067,182
Net increase in net assets resulting from operations	19,319,228	23,644,290
Dividends and Distributions to Shareholders:
Net realized gains	—	—
Total dividends and distributions	—	—
Capital Share Transactions:
Proceeds from shares issued
(2,794,413 and 3,805,676 shares, respectively)	35,007,351	35,363,720
Cost of shares redeemed
(3,835,312 and 2,296,329 shares, respectively)	(48,523,820)	(26,489,193)
Reinvestment of distributions
(0 and 0 shares, respectively)	—	—
Redemption fees	33,188	11,713
Net increase (decrease) in net assets from capital share transactions	(13,483,281)	8,886,240
Total Increase in Net Assets	5,835,947	32,530,530
Net Assets
Beginning of the Period	96,532,381	64,001,851
End of the Period (including undistributed net investment
loss of $561,057 and $41, respectively)	$102,368,328	$96,532,381

The accompanying notes to financial statements are an integral part of these statements.

Statement of Assets and Liabilities

April 30, 2011 (Unaudited)
Assets:
Investments at fair value (cost $94,189,419)	$103,027,348
Receivable for investments sold	2,930,356
Receivable for fund shares issued	339,016
Dividends and interest receivable	31,997
Prepaid expenses	26,992
Total Assets	106,355,709
Liabilities:
Payable for fund shares purchased	2,591,879
Payable to Advisor	110,769
Loans payable	1,215,000
Payable to Directors	10,835
Payable to Chief Compliance Officer	4,964
Accrued expenses and other liabilities	53,934
Total Liabilities	3,987,381
Net Assets	$102,368,328
Net Assets Consist of:
Capital stock	$95,319,532
Accumulated net investment loss	(561,057)
Accumulated undistributed net realized loss on investments sold	(1,228,076)
Net unrealized appreciation on investments	8,837,929
Total Net Assets	$102,368,328
Capital shares issued and outstanding, $0.00001 par value; 100,000,000 shares authorized	7,654,960
Net asset value price per share	$13.37

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

April 30, 2011 (Unaudited)

Perritt Funds, Inc., which consists solely of the Perritt Emerging Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Fund’s investment advisor believes that the mean does not represent a fair value, in which case the securities are valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund’s advisor under procedures established by and under the supervision of the Board of Directors of the Fund. The Fund’s fair value procedures allow for the use of certain methods performed by the Fund’s advisor to value those securities for which market quotations are not readily available, at a price that the Fund might reasonably expect to receive upon a sale of such securities. These methods may be based on a multiple of earnings, or a discount from market of a similarly freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Investment and shareholder transactions are recorded on the trade date.  Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

d.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Management determined there were no events that impacted the Fund’s financial statements.

f.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. The Fund has reclassified its net investment loss for the year ended October 31, 2010 by increasing accumulated net investment income by $443,042 and decreasing capital stock by $443,042.

g.
As of and during the year ended October 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2006.

Perritt Emerging Opportunities Fund

Notes to Financial Statements Continued

2.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.

•	Level 2 – Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of  the inputs used to value the Fund’s net assets as of April 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$16,380,805	$2,298,354	$—	$18,679,159
Consumer Staples	3,275,018	417,000	—	3,692,018
Energy	3,810,477	120,000	—	3,930,477
Financial	7,222,719	306,188	—	7,528,907
Health Care	11,626,985	1,327,199	—	12,954,184
Industrials	18,525,242	599,874	—	19,125,116
Information Technology	29,658,460	1,000,000	—	30,658,460
Materials	6,008,063	—	—	6,008,063
Telecommunication Services	—	—	—	—
Total Common Stocks	96,507,769	6,068,615	—	102,576,384
Preferred Stock
Industrials	—	—	200,000	200,000
Total Preferred Stock	—	—	200,000	200,000
Fixed Income
Real Estate Investment Trusts	—	—	250,000	250,000
Total Fixed Income	—	—	250,000	250,000
Cash and Cash Equivalents	964	—	—	964
Total Investments in Securities	$96,508,733	$6,068,615	$450,000	$103,027,348

Transfers into Level 1	$259,100	Transfers into Level 2	$3,027,491
Transfers out of Level 1	(3,027,491)	Transfers out of Level 2	(259,100)
Net transfers in (out of) Level 1	$(2,768,391)	Net transfers in (out of) Level 2	$2,768,391

The securities transferred from Level 1 to Level 2 due to the securities not trading on the last day of the fiscal year end.

The security transferred from Level 2 to Level 1 due to an increase of observable market data from an increase in market activity.

Transfers between levels are recognized at the end of the reporting period.

Below is a reconciliation that details the activity of the securities in Level 3 since the adoption of the pronouncement on November 1, 2010 to April 30, 2011:

Beginning Balance – November 1, 2010	$450,000
Net purchase/(sales)	—
Transfer in/(out) of level 3	—
Total realized and unrealized gains/(losses)	—
Accrued accretion/(amortization)	—
Ending Balance – April 30, 2011	$450,000

Notes to Financial Statements Continued

3.	Investment Advisory Agreement

The Fund has an investment advisory agreement with Perritt Capital Management, Inc. (“PCM”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of this agreement, the Fund pays an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.  At April 30, 2011, the Fund had fees due to PCM of $110,769.  For the six months ended April 30, 2011, the Fund incurred advisory fees of $652,511 pursuant to the investment advisory agreement.

PCM manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors.  PCM is responsible for investment decisions and supplies investment research and portfolio management.  Under the investment advisory agreement, PCM, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s Salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.

4.	Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six-months ended April 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$14,856,676	$—	$24,434,456

5.	Federal Income Tax Matters

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$101,875,819
Gross tax unrealized appreciation	$20,174,233
Gross tax unrealized depreciation	(25,591,526)
Net tax unrealized appreciation on investment	(5,417,293)
Distributable ordinary income	—
Distributable long-term capital gains	—
Total distributable earnings	—
Other accumulated losses	(6,853,139)
Total accumulated losses	$(12,270,432)

The differences between book and tax basis distributable earnings are primarily related to the deferral of losses on wash sales.

The tax composition of distributions paid during the years ended October 31, 2010 and 2009 were as follows:

	Year Ended October 31, 2010	Year Ended October 31, 2009
Ordinary Income	$—	$—
Long Term Capital Gain	—	—

As of October 31, 2010, the Fund had capital losses expiring as indicated below:

Date of Expiration	Amount
October 31, 2017	$6,853,139

Perritt Emerging Opportunities Fund

Notes to Financial Statements Continued

6.	Restricted Securities

The Fund owns investment securities which are unregistered and thus restricted as to resale.  These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Fund has no right to require registration of unregistered securities.  At April 30, 2011, the Fund held restricted securities with an aggregate market value of $7,435,424 or 7.26% of the Fund’s net assets.

7.	Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

8.	Line of Credit Arrangement

The Fund is party to an uncommitted line of credit agreement with U.S. Bank, N.A., expiring December 15, 2011, under which the Fund may borrow up to the lesser of $4,500,000, 5% of the net assets of the Fund, 5% of the market value of the assets, or 33.33% of the sum of the market value of the certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Fund has borrowed under these agreements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2010 to April 30, 2011, the Fund had average borrowings of $715,333 and the weighted average interest rate on the line of credit borrowings was 3.25%. At April 30, 2011, the Fund had outstanding borrowings of $1,215,000.

9.	Redemption Fee

The Fund charges a 2% redemption fee to those who buy and sell shares within 90 calendar days or less. The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statement of Changes in Net Assets.

10.	Transactions with Affiliates

The following issuers are affiliated with the Perritt Emerging Opportunities Fund; that is, the Perritt Emerging Opportunities Fund held 5% or more of the outstanding voting securities during the period from October 31, 2010 through April 30, 2011. As defined in Section (2)(a)(3) of the 1940 Act, such issuers are:

	Share Balance at			Share Balance at	Dividend	Value at
Issuer Name	October 31, 2010	Additions	Reductions	April 30, 2011	Income	April 30, 2011
TurboSonic Technologies, Inc.	578,000	532,000	—	1,110,000	—	$442,890
Zolon Corp.	—	2,500,000	—	2,500,000	—	$1,000,000

11.	New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual disclosures for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact the update will have on its financial statement disclosures.

Expense Example (Unaudited)

April 30, 2011

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Fund imposes a 2.00% redemption fee on shares held 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2010 – April 30, 2011).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees (other than a 2.00% redemption fee for shares held 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under  accounting principles generally accepted in the United States of America.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/10	4/30/11	11/1/10 – 4/30/111
Actual	$1,000.00	$1,204.50	$8.64
Hypothetical (5% return before expenses)	1,000.00	1,016.96	7.90

1
  Expenses are equal to the Fund’s annualized expense ratio of 1.58% for the six-month period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Perritt Emerging Opportunities Fund

Directors and Officers (Unaudited)

Perritt MicroCap Opportunities Fund &
Perritt Emerging Opportunities Fund

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc. The inside director is an officer of Perritt Capital Management. The Board of Directors elects the Funds’ officers.  The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
	Fund Complex	Term of Office	Principal	Director
Name,	Overseen	and Length of	Occupation(s)	during the
Address, and Age	by Director	Time Served	during Past 5 Years	Past 5 Years
Independent Directors of the Fund
Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real Estate	None
Age: 48		successor elected	Broker in the State of Montana.
	Portfolios in		She has been a partner and a principal
	Fund Complex	15 years	owner of a real estate sales company,
	Overseen: 2	Perritt MicroCap	Bozeman Broker Group, since
		Opportunities Fund	April 2004. She has been licensed in
the state of Montana since 1995.
6 years
Perritt Emerging
Opportunities Fund

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder with the	None
Age: 54		successor elected	law firm of Fergeson, Skipper, et. al.
	Portfolios in		in Sarasota, Florida and has been
	Fund Complex	22 years	employed with such firm since
	Overseen: 2	Perritt MicroCap	April 1989.
Opportunities Fund

6 years
Perritt Emerging
Opportunities Fund

Inside Director of the Fund
Michael J. Corbett(1)	President	One-year term	Mr. Corbett has been President of the	None
Age: 45		as President	Perritt MicroCap Opportunities Fund
	Portfolios in		since November 1999 and President of
	Fund Complex	As Director, indefinite	the Perritt Emerging Opportunities
	Overseen: 2	until successor elected	Fund since August 2004. He has served
as President of the Adviser since
		Director since	October 5, 2010, and previously served
		October 5, 2010	as Vice President of the Adviser from
February 1997 until October 5, 2010.
		11 years as President	Mr. Corbett began his tenure with Perritt
		of Perritt MicroCap	Capital Management in 1990 as a
		Opportunities Fund	research analyst. He assumed portfolio
management responsibilities in 1996
		6 years as President	and now serves as portfolio manager
		of Perritt Emerging	for both funds.
Opportunities Fund

(1)  Mr. Corbett is an interested person of the Funds based upon his position with the Adviser.

Directors and Officers Continued (Unaudited)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
	Fund Complex	Term of Office	Principal	Director
Name,	Overseen	and Length of	Occupation(s)	during the
Address, and Age	by Director	Time Served	during Past 5 Years	Past 5 Years
Officers of the Fund other than Mr. Corbett
Gerald W. Perritt	Vice President	One-year term	Dr. Perritt was a director of the Perritt	N/A
Age: 68			MicroCap Opportunities Fund and
the Perritt Emerging Opportunities
		11 years as	Fund from their inception until
		Vice President of	October 5, 2010. He has been Vice
		Perritt MicroCap	President of the Perritt MicroCap
		Opportunities Fund	Opportunities Fund since November
1999 and Vice President of the Perritt
		6 years as	Emerging Opportunities Fund since
		Vice President of	August 2004. He served as President
		Perritt Emerging	of the Adviser from its inception in
		Opportunities Fund	1987 until October 5, 2010.

Samuel J. Schulz	Vice President	One-year term	Mr. Schulz has been the Vice President	N/A
Age: 69	and Treasurer		and Treasurer of the Funds since
		5 years	March 2006. He has served as Chief
Financial Officer of the Adviser since
January 2005. From January 2004 to
January 2005, Mr. Schulz was a
securities analyst for the Adviser.

Allison B. Hearst	Secretary	One-year term	Mrs. Hearst has 13 years of experience	N/A
Age: 48			in the mutual fund industry, including
		Since 2010	a previous tenure at the Adviser
beginning in 1990. Mrs. Hearst
returned to the Adviser in 2007.

Lynn E. Burmeister	Vice President	One-year term	Mrs. Burmeister has been the Chief	N/A
Age: 52	and Chief		Compliance Officer since May 1, 2010,
	Compliance	Since 2010	and oversees all compliance matters
	Officer		for the funds and the advisor. She also
coordinates the administration of the
Funds and is a liaison with the firm’s
corporate counsel. Mrs. Burmeister has
worked in the financial industry since
1980. Her previous experience includes
work at Harris Associates, Gofen &
Glossberg and Optimum Investments.

MicroCap
Opportunities
Fund
Emerging
Opportunities
Fund

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisor

Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145-1524

Legal Counsel

Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian

U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund
Emerging Opportunities Fund

Minimum Initial Investment $1,000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:

•	IRA	•	Roth IRA
•	SEP-IRA	•	Coverdell Education
•	Simple IRA		Savings Account

2% redemption fee imposed for shares
held ninety (90) days or less.

This report is authorized for distribution only to
shareholders and others who have received a copy of the
prospectus of the Perritt MicroCap Opportunities Fund
and/or the Perritt Emerging Opportunities Fund.

300 S. Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(a)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt MicroCap Opportunities Fund, Inc.

By (Signature and Title)*    /s/ Michael J. Corbett
Michael J. Corbett, President

Date   6/29/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Michael J. Corbett
Michael J. Corbett, President

Date   6/29/2011

By (Signature and Title)*    /s/ Samuel J. Schulz
Samuel J. Schulz, Treasurer

Date   6/30/2011

* Print the name and title of each signing officer under his or her signature.